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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2007

                             Euronet Worldwide, Inc.
             (Exact name of registrant as specified in its charter)

                Delaware                001-31648              74-2806888
    (State or other jurisdiction of    (Commission          (I.R.S. Employer
             incorporation)            File Number)        Identification No.)


                        4601 College Boulevard, Suite 300
                              Leawood, Kansas 66211
                (Address of principal executive office)(Zip Code)

                                 (913) 327-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01   Other Events.

     On April 4, 2007, Euronet Worldwide, Inc. issued a press release announcing that (a) it had completed the acquisition of 100% of the issued and outstanding common stock of RIA Envia, Inc. and (b) in connection with the closing of the acquisition of RIA Envia, Inc., it had entered into a $290 million secured syndicated credit facility consisting of a $190 million seven-year term loan and a $100 million five-year revolving credit facility. The press release is attached hereto as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits.

            Exhibit 99.1 Press release of Euronet Worldwide, Inc., dated April 4, 2007.

                            *           *          *


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EURONET WORLDWIDE, INC.


                               By:  /s/ Rick L. Weller
                                    ------------------------------------------
                                    Rick L. Weller
                                    Executive Vice President - Chief Financial
                                    Officer


Date:  April 4, 2007


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                                  EXHIBIT INDEX

Exhibit
 Number                            Description
 ------                            -----------

  99.1         Press Release of Euronet Worldwide, Inc. dated April 4, 2007